UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported)      April 18, 2007

Neutron Enterprises, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	005-80243	98-0338100
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

3500 De Maisonneuve West, 2 Place Alexis Nihon Suite 1650 Montreal, Quebec, Canada	H3Z 3C1
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code    (514) 871-2222

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 — Matters Related To Accountants and Financial Statements

Item 4.01.              Changes In The Registrant’s Certifying Accountant.

(a)           Dismissal of Independent Registered Public Accounting Firm.

On April 18, 2007, Neutron Enterprises, Inc. (the “Company”) dismissed PricewaterhouseCoopers LLP as its Independent Registered Public Accounting Firm.  The Company’s Audit Committee participated in and approved the decision to change its independent registered public accounting firm.

The report of PricewaterhouseCoopers LLP regarding the Company’s financial statements for the fiscal year ended December 31, 2006 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principle, except for the explanatory paragraph expressing significant doubt about the Company’s ability to continue as a going concern.  From October 31, 2006, the date PricewaterhouseCoopers LLP was appointed as the independent registered public accounting firm for the Company, and through April 18, 2007, the date of dismissal, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused it to make reference thereto in their report on the financial statements for such years.

From October 31, 2006, the date PricewaterhouseCoopers LLP was appointed as the independent registered public accounting firm for the Company, and through April 18, 2007, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

The Company requested that PricewaterhouseCoopers LLP furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree.  A copy of such letter, dated April 18, 2007, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)           Engagement of Independent Accountant.

On April 18, 2007, the Company engaged RSM Richter S.E.N.C.R.L., as its independent accountant.  Prior to engaging RSM Richter, the Company did not: (i) consult with RSM Richter regarding the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinion that might be rendered by RSM Richter on the Company’s financial statements, and RSM Richter did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue; or (ii) consult with RSM Richter on any matter that was the subject of a disagreement or reportable event disclosed under Item 304(a)(1)(iv) or (v) of Regulation S-K.  The engagement of RSM Richter was approved by the Audit Committee of the Board of Directors of the Company.

Section 9 — Financial Statements and Exhibits

Item 9.01               Financial Statements and Exhibits.

(d)  Exhibits.   The following exhibit is filed with this report:

Exhibit No.	Description of Exhibit
16.1	Letter from PricewaterhouseCoopers, Certified Public Accountants, confirming the information in Item 4.01 regarding the dismissal of the independent accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Neutron Enterprises, Inc.

Date: April 24, 2007	By:	/s/ Mitchell Rosen
Mitchell Rosen
Executive Vice President